                                                                     EXHIBIT 23

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Board of Directors
CONDOR TECHNOLOGY SOLUTIONS, INC.



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (333-57413), (333-64505) and (333-73055) of our report dated April 2, 2001, relating to the consolidated financial statements and schedule of Condor Technology Solutions, Inc. appearing in the Company's Annual report on Form 10-K for the year ended December 31, 2000.



                                                               BDO Seidman, LLP


Washington, D.C.
June 29, 2001